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                                                                  Exhibit (24)


                         CIGNA VARIABLE PRODUCTS GROUP

                               POWER OF ATTORNEY


The undersigned hereby appoint Alfred A. Bingham III and Jeffrey S. Winer, each of them singly, attorney for me and in my name and on my behalf to sign any Registration Statement under the Securities Act of 1933, any Registration Statement under the Investment Company Act of 1940 or any filing under the securities laws of any of the states of the United States of America or of any jurisdiction ("Blue Sky Law") for CIGNA Variable Products Group, and any amendment to any such Registration Statement or any Blue Sky Law filing to be filed not later than March 31, 1996 with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 or with the appropriate state agency under the applicable Blue Sky Laws, and generally to do and perform all things necessary to be done in that connection, hereby ratifying and confirming my signature as it may be signed by my said attorney to any and all Registration Statements and to any and all Blue Sky Law filings and amendments thereto.

Signed this 27th day of February, 1996.



                                          /s/ R. Bruce Albro
                                          --------------------------------------
                                          R. Bruce Albro,
                                          Chairman of the Board and President


                                          /s/ R. Bruce Albro
                                          --------------------------------------
                                          R. Bruce Albro, Trustee


                                          /s/ Hugh R. Beath
                                          --------------------------------------
                                          Hugh R. Beath, Trustee


                                          /s/ Russell H. Jones
                                          --------------------------------------
                                          Russell H. Jones, Trustee


                                          /s/ Paul J. McDonald
                                          --------------------------------------
                                          Paul J. McDonald, Trustee


                                          /s/ Arthur C. Reeds, III
                                          --------------------------------------
                                          Arthur C. Reeds, III, Trustee